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                                                              EXHIBIT 10.12(xi)

                                THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT


                 This Third Amendment to Credit Agreement ("Amendment") dated and effective as of September 26, 1997 (the "Effective Date"), is entered into between CREDENTIALS SERVICES INTERNATIONAL, INC., a Delaware corporation ("Borrower"), and LASALLE NATIONAL BANK, a national banking association ("Lender").

                                   Recitals:

                 A. Borrower and Lender are parties to a Credit Agreement dated January 14, 1997, as amended by First Amendment to Credit Agreement dated March 10, 1997 and Second Amendment to Credit Agreement dated August 13, 1997, (as so amended, the "Credit Agreement").

                 B. Borrower has requested that Lender further amend the Credit Agreement in certain respects and Lender has agreed to enter into this Amendment on the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the agreements contained herein and in the Credit Agreement and in consideration of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of Borrower by Lender, Borrower and Lender agree as follows:

                          1.      Definitions.  Capitalized terms used herein
without definition shall have the meanings set forth in the Credit Agreement.

                          2.      Amendments to the Credit Agreement.
Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

                 "8.01  Minimum EBITDA

                          (a) Borrower shall not permit EBITDA for the twelve month period ending on the last day of any calendar quarter set forth below to be less than the minimum amount set forth below opposite each such fiscal quarter ending date:

              Fiscal Quarter Ending                     Minimum EBITDA
              ---------------------                     --------------
              March 31, 1997                            $2,000,000
              June 30, 1997                             $4,000,000
              September 26, 1997                        $5,500,000
              December 26, 1997 and
              the last day of each fiscal
              quarter thereafter                        $7,500,000"

                          3.      Effectiveness of Amendment.  This Amendment
shall become effective and be deemed effective as of the Effective Date hereof.







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                          4.      Representations and Warranties.

                          (a)     Borrower hereby reaffirms all covenants,
representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (except to the extent any such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier dates) and that, as of the Effective Date of this Amendment and after giving effect hereto, no Default has occurred and is continuing.

                          (b)     Borrower hereby represents and warrants that
this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

                          5.      Reference to and Effect on Credit Agreement.

                          (a)     On and after the date hereof, each reference
in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import, and each reference to the Credit Agreement in any instrument or document delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.

                          (b)     This Amendment shall render null and void the
Second Amendment to Credit Agreement, dated August 13, 1997.

                          (c)     Except as specifically set forth herein, the
Credit Agreement, and all other documents, instruments and agreements executed or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

                          (d)     This Amendment may be executed in any number
of separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                          (e)     This Amendment, together with the Credit
Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

                          (f)     This Amendment shall be governed by and
construed in accordance with the internal law (without regard to the conflict of laws provisions) of the State of Illinois.








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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

                                    CREDENTIALS SERVICES INTERNATIONAL, INC.



                                    By: /s/ Allan Weinstein
                                        --------------------------------------
                                        Name:  Allan Weinstein
                                        Title: Secretary


                                    LASALLE NATIONAL BANK



                                    By: /s/ Patricia M. Borkowski
                                        --------------------------------------
                                        Name:  Patricia M. Borkowski
                                        Title: Vice President